Northwestern Mutual Series Fund, Inc.
Supplement Dated May 1, 2025
to the Prospectus and Statement of Additional Information, each dated May 1, 2025 of:
Active/Passive Balanced Portfolio
Active/Passive Moderate Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)
Effective July 1, 2025 (the “Effective Date”), the name of each Portfolio will change as follows:

Previous Name	New Name
Balanced Portfolio	Active/Passive Balanced Portfolio
Asset Allocation Portfolio	Active/Passive Moderate Portfolio
Until the Effective Date, the Active/Passive Balanced Portfolio name is replaced with Balanced Portfolio, and the Active/Passive Moderate Portfolio name is replaced with Asset Allocation Portfolio.
There are no changes to the Portfolios’ principal investment strategies, principal risks, or fees and expenses.
Please retain this Supplement for future reference.